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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              North Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              NORTH BANCORP, INC.
                              501 WEST MAIN STREET
                             GAYLORD, MICHIGAN 49735
                                 (989) 732-3502

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      Date:         May 20, 2003
                      Time:         10 a.m.
                      Place:        Otsego Club and Resort
                                    M-32 East
                                    Gaylord, Michigan

         We invite you to attend the North Bancorp, Inc. Annual Meeting of Stockholders to:

1. Elect two directors for a three-year term expiring in 2006 or until the election and qualification of their successors.

2. Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

         The record date for the Annual Meeting is March 31, 2003. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. This Notice was mailed only to those stockholders.

         A proxy statement follows in this booklet and a proxy and the Corporation's 2002 Annual Report are enclosed. Whether or not you plan to attend the meeting or whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by completing, signing, dating and returning the enclosed proxy in the enclosed envelope.

                                    By Order of the Board of Directors,
                                    /s/ William A. Kirsten
                                    William A. Kirsten
                                    Secretary


Gaylord, Michigan
Dated:  March 31, 2003

                   IF YOU DO NOT EXPECT TO ATTEND THE MEETING
                PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
              AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE.

                               NORTH BANCORP, INC.

                                 PROXY STATEMENT

                              QUESTIONS AND ANSWERS


1.       Q:       WHAT IS A PROXY?

         A: A proxy is a procedure which enables you, as a stockholder, to authorize someone else to cast your vote for you. The Board of Directors of North Bancorp, Inc. (the "Corporation") is soliciting your proxy, and asking you to authorize Keith H. Gornick and Douglas C. Johnson, or either of them, to cast your vote for you at the 2003 Annual Meeting. You may, of course, cast your vote in person or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2.       Q:       WHAT ARE A PROXY STATEMENT AND A PROXY?

         A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote. A proxy is the form by which you may authorize someone else, in this case Mr. Gornick and Mr. Johnson, to cast your vote for you. This Proxy Statement and the proxy with respect to the Corporation's 2003 Annual Meeting were mailed on or about April 18, 2003 to all stockholders entitled to vote at the Annual Meeting.

3.       Q:       WHO IS ENTITLED TO VOTE?

         A: Only holders of shares of the Corporation's common stock at the close of business on March 31, 2003 (the "Record Date") are entitled to vote at the Annual Meeting. Each stockholder of record has one vote for each share of common stock on each matter presented for a vote.

4.       Q:       WHAT WILL I VOTE ON AT THE ANNUAL MEETING?

         A:  At the Annual Meeting, stockholders will vote to:

         (i) Elect two directors for a three-year term expiring in 2006 or until the election and qualification of their successors.

         (ii) Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

5.       Q:       HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE
                  PROPOSAL TO ELECT TWO DIRECTORS?

         A: The Board of Directors recommends a vote FOR each of the two nominees for director.

6.       Q:       HOW CAN I VOTE?

         A: You can vote in person or by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy in the enclosed envelope. If you returned your signed proxy to the Corporation before the Annual Meeting, the persons named as proxies on the proxy will vote your shares as you direct. Shares represented by proxies which are marked "WITHHOLD AUTHORITY" to vote for both nominees for director, or for any individual nominee(s) for election as director(s) and which are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY. SIMPLY SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

         (i) Giving written notice of revocation to the Secretary of the Corporation at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet;

         (ii) Submitting another proxy that is properly signed and dated later; or

         (iii) Voting in person at the meeting (but only if the shares are registered in the Corporation's records in your name and not in the name of a broker, dealer, bank or other third party).

7.       Q:       IS MY VOTE CONFIDENTIAL?

         A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxies and counting the votes have access to your proxy. All comments received will be forwarded to management on an anonymous basis unless, of course, you ask that your name be disclosed.

8.       Q:       WHAT IS A QUORUM?

         A: There were 525,896 shares of the Corporation's common stock outstanding on the Record Date. A majority of the outstanding shares, or 262,949 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting. Abstentions are counted as votes present.

9.       Q:       HOW DOES VOTING WORK?

         A: If a quorum exists, a plurality vote of the shares cast at the Annual Meeting is required to elect the two nominees for director. Broker non-votes are excluded for this purpose. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

         The Corporation will vote properly executed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominees for director. No other proposals are currently scheduled to be presented at the meeting.

10.      Q:       WHO PAYS FOR THE COSTS OF THE ANNUAL MEETING?

         A: The Corporation pays the cost of preparing and printing the Proxy Statement and the proxy, and soliciting proxies. The Corporation will solicit proxies primarily by mail, but also may solicit proxies personally and by telephone, facsimile or other means. Officers and regular employees of the Corporation and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to the Corporation. The Corporation also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of the Corporation's common stock.

11.      Q:       WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL
                  MEETING DUE?

         A: All stockholder proposals to be considered for inclusion in next year's proxy statement under SEC Rule 14a-8 must be submitted in writing to the Secretary of the Corporation at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet, by December 10, 2003.

                      THE PROPOSAL ON WHICH YOU ARE VOTING:
                          THE ELECTION OF TWO DIRECTORS

         The Corporation's Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of stockholders, stockholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting.

         This year you are voting on two candidates for director. The Corporation's Board of Directors has nominated Matthew H. Nowicki and Larry B. Higgins as directors with terms expiring in 2006. Each nominee currently serves as a director and has consented to his nomination and has agreed to serve as a director, if elected.

         If any of the nominees is unable to stand for election, the Corporation may vote the shares to elect a substitute nominee or the number of directors to be elected at the Annual Meeting may be reduced.

         The Corporation's Board of Directors recommends a vote FOR each of the nominees.

           INFORMATION ABOUT THE NOMINEES, THE INCUMBENT DIRECTORS AND
                            OTHER EXECUTIVE OFFICERS

         The following is information about the nominees for election as a director, each of the directors whose term of office will continue after the meeting, and the other individuals who are executive officers of the Corporation. The Corporation's directors also are directors of the Corporation's wholly-owned subsidiary, First National Bank of Gaylord (the "Bank"). The dates as director shown prior to the Corporation's formation in 1991 are the dates which the director began serving as a director of the Bank.

               NOMINEES FOR DIRECTOR -- FOR TERMS EXPIRING IN 2006

         Larry B. Higgins (age 50; director since 1995). Mr. Higgins is President of H & H Tube Manufacturing, Inc., a subsidiary of Masco Corporation. He has held that position for 12 years. Mr. Higgins is a graduate of Michigan State University. He is the Chairperson of the University Center of Gaylord and is a member of the Gaylord/Otsego County Chamber of Commerce. He has served as a director of the Gaylord/Otsego County Chamber of Commerce, the Otsego County Community Foundation, the Otsego County Community Housing Committee, the Vanderbilt Adult Community Foundation, and the Otsego County Industrial Development Corporation.

         Matthew H. Nowicki (age 54; director since 1979). Mr. Nowicki serves as Chairman of the Board. He is the President of M&M Excavating, Inc., the road construction firm he founded with his brother in 1973. Mr. Nowicki attended Oakland University and Macomb Community College where he studied business administration. He has been a resident of Otsego County since 1972. Mr. Nowicki is involved with several civic organizations including the Gaylord/Otsego County Chamber of Commerce, the Otsego Memorial Hospital Foundation, the St. Mary's Cathedral Planning Council and the Knights of Columbus. He is also a member of the Michigan Road Builders Association, the Associated Underground Contractors and the Michigan State Chamber of Commerce.

                  INCUMBENT DIRECTORS -- TERMS EXPIRING IN 2004

         Fred T. Burns (age 67; director since 1979). Mr. Burns has been President of Burns Electric & Plumbing, Inc. for over 30 years. Mr. Burns was born and raised in northern Michigan and has served in the U.S. Army. He has been a resident of Gaylord since 1958. Mr. Burns is active in local government, serving as a township trustee. He also serves as a volunteer fireman and as vice chairman of the Otsego County Fire Board.

         Timothy W. Freeman (age 36; director since 2002). Mr. Freeman has been President of Freeman Family Enterprises, LLC since 1999. Freeman Family Enterprises owns and operates six Save A Lot grocery stores, The Word Bookstore and Alpine Laundry and Dry Cleaners. Previously, Mr. Freeman served in various capacities with Glen's Markets, Inc., including Store Director and Regional Manager. He is a graduate of Oral Roberts University in Tulsa, Oklahoma. Mr. Freeman is currently a board member of Gaylord Family Fellowship, a past President of Otsego Christian School and volunteers with several youth sports programs.

         Kellie A. Puroll, D.C. (age 40; director since 2002). Dr. Puroll has been the president of Alpine Chiropractic, PC for over 14 years. Dr. Puroll is a graduate of the National College of Chiropractic. Dr. Puroll is a member and past treasurer of the Michigan Chiropractic Society and is a member of the American Chiropractic Association and the Gaylord/Otsego County Chamber of Commerce. Dr. Puroll is an active volunteer for Gaylord Community Church and Otsego Christian School.

                INCUMBENT DIRECTORS -- FOR TERMS EXPIRING IN 2005

         Keith H. Gornick (age 49; director since 1988). Mr. Gornick is the sole owner and President of Otsego Club--Hidden Valley, Inc. The Gornick family has had an ownership interest in Otsego Club since 1955. Mr. Gornick is an executive of Gornick Properties and is involved in a number of business ventures throughout North America. He is the founder and former chairman of Ward Lake Energy, Inc. He is a graduate of the University of Michigan. Additionally, Mr. Gornick is active in many community and philanthropic organizations, including as a past director of the Gaylord/Otsego County Chamber of Commerce, former chairman of the Otsego Memorial Hospital Foundation, and a former director of the Gaylord Area Council for the Arts. Mr. Gornick serves as a director for The Gornick Fund, a non-profit philanthropic foundation dedicated to supporting education and the arts locally and throughout the United States.

         Douglas C. Johnson (age 51; director since 1986). Mr. Johnson is President of Mid-North Printing, Inc. in Gaylord. Mr. Johnson has owned Mid-North Printing since 1974. Mr. Johnson has also served on the Otsego County Board of Commissioners for 21 years, and currently serves as Chairman. Mr. Johnson is also a trustee of the Michigan Association of Counties' Workers Compensation Board and is the chairman of the Membership Committee of the Michigan Municipal Risk Management Authority. He is a member of the Northland Sportsman's Club, and the Gaylord/Otsego County Chamber of Commerce. Mr. Johnson is also active in many other civic groups.

         John R. Kluck (age 60; director since 1992). Mr. Kluck has been the President of the Corporation and the Bank since 1992. Mr. Kluck has 37 years of banking experience. Previously, Mr. Kluck was Senior Vice President with Citizens National Bank of Cheboygan, Senior Vice President with Old Kent Bank, and Vice President with Huron Valley National Bank. Mr. Kluck is a graduate of the University of Wisconsin Graduate School of Banking at Madison. Mr. Kluck is active in the leadership of many community service organizations, currently serving as the Chairman of the Otsego Memorial Hospital Foundation, Treasurer of the Otsego Education Foundation, Vice Chair of the Michigan Works, Workforce Development Board, Vice Chair of the University Center at Gaylord, Secretary of the Otsego County Commission on Aging and Secretary of the City of Gaylord Downtown Development Authority. Other civic activities include the Otsego County Economic Alliance board of directors, Cheboygan-Otsego-Presque Isle (COP) Intermediate School Board, Gaylord Rotary Club and the U of M Club of Gaylord.


                            OTHER EXECUTIVE OFFICERS

         The following is information about the Corporation's executive officers other than John R. Kluck, who is referred to above:

         William A. Kirsten (age 37). Mr. Kirsten is a Senior Vice President and the Chief Financial Officer of the Bank. He also serves as Senior Vice President, Secretary and Treasurer (since March, 2002) of the Corporation. Mr. Kirsten has been with the Bank since 1996. Mr. Kirsten has 18 years of banking experience. Previously, Mr. Kirsten was a bank examiner with the Office of the Comptroller of the Currency, and an Internal Auditor with First of America Bank Corporation. Mr. Kirsten is a graduate of Lawrence Technological University in Southfield, Michigan. He is a board member of the Otsego County Community Foundation, the President of the Otsego Christian School Board, and a member of the Gaylord Rotary Club.

                      COMMITTEES AND MEETINGS OF DIRECTORS

         The Board of Directors has established an Audit Committee. Each member of the Board of Directors is a member of the Audit Committee. John R. Kluck is a non-voting member. All Directors except Mr. Kluck are independent within the meaning of Rule 4200(a)(14) of the

NASD's listing standards. The Corporation's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reviews the services provided by the Corporation's independent accountants, consults with the accountants and reviews the need and adequacy of internal auditing procedures and the adequacy of internal controls. The Audit Committee met four times during 2002. Please refer to the Audit Committee Report below for particulars of the Committee's proceedings.

         The Corporation does not have a nominating committee.

         The Board of Directors met 14 times during 2002. During 2002, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which he or she served.

                          REPORT OF THE AUDIT COMMITTEE

         During 2002 the Audit Committee met with the Corporation's Chief Financial Officer and the Corporation's independent auditors, Plante & Moran, PLLC. The Committee's agenda is established by the Committee's chairman in conformance with the Committee's charter. The Committee had the opportunity for private sessions with the Corporation's independent auditors without Corporation management present.

         The Committee recommended to the Board of Directors the engagement of Plante & Moran, PLLC as the Corporation's independent auditors for 2003 and reviewed with the Corporation's management and the independent auditors overall audit scopes and plans, the results of audit examinations, evaluations by the auditors of the Corporation's internal controls and the quality of the Corporation's financial reporting.

         The Corporation's management has reviewed and discussed the audited financial statements for the year ended December 31, 2002 with the Audit Committee.

         The Audit Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Corporation and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of non-audit services provided by them to the Corporation during 2002 was compatible with the auditor's independence.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its reviews prior to the Corporation's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Corporation's annual financial statements to generally accepted accounting principles.

         In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-

KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Fred T. Burns, Chairman
Timothy W. Freeman
Keith H. Gornick
Larry B. Higgins
Douglas C. Johnson
Matthew H. Nowicki
Kellie A. Puroll
John R. Kluck (non-voting member)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of the Record Date the beneficial ownership of the Corporation's Common Stock by: (i) each nominee and incumbent director, (ii) each person named in the summary compensation table under the caption "Executive Compensation" below, and (iii) all nominees and incumbent directors and Executive Officers as a group, together with their respective percentage ownership of the outstanding shares.

                                                Amount and Nature of
Name of Beneficial Owner                        Beneficial Ownership*           Percent of Class
------------------------                        ---------------------           ----------------
Matthew H. Nowicki                                     6,802                         1.29%

Fred T. Burns                                          6,000                         1.14%

Timothy W. Freeman                                     1,550                           **

Keith H. Gornick                                       42,872                        8.15%

Larry B. Higgins                                       2,345                           **

Douglas C. Johnson                                     16,165                        3.07%

John R. Kluck                                          2,346                           **

Kellie A. Puroll                                        300                            **

William A. Kirsten                                       66                            **

     Directors and Executive
Officers as a  Group (consisting
      of all of the above)                             78,446                        14.92%

         *Unless otherwise indicated, each individual has sole investment and voting power with respect to such shares. Mr. Nowicki owns 1,112 shares individually, 56 shares jointly with his children, and has an interest in 1,702 shares in a trust account. He also has an interest in 1,432 shares held in a trust for his wife and has an interest in 2,500 shares owned by Mr. Nowicki's Corporation, M & M Excavating, Inc. Mr. Freeman owns 300 shares individually and also has an interest in 1,250 shares held in a trust for his wife. Mr. Gornick owns 13,972 shares individually and shares voting and investment power over the 28,900 shares of stock of the Corporation held by the Gornick Fund. Mr. Higgins owns 2,345 shares jointly with his wife. Mr. Johnson owns 13,553 shares individually, 560 jointly with his wife, has an interest in 1,140 shares owned by his wife and has an indirect interest in 912 shares owned jointly by his wife and father-in-law. Mr. Kluck owns 870 shares individually, 276 shares jointly with his wife, and has an interest in 1,200 shares held in his individual retirement account. Mr. Kirsten owns 66 shares jointly with his wife. Ms. Taskey owns 24 shares jointly with her son.

         **Less than 1%.

         To the knowledge of the Corporation, and based upon Schedules 13G filed with the Securities and Exchange Commission, the only persons who may, in accordance with definitions of the federal securities laws, beneficially own 5% or more of the Corporation's common stock are Keith H. Gornick and Financial & Investment Management Group, Ltd., as follows:


                                                                  Amount and Nature of
             Name                         Address                 Beneficial Ownership*          Percent of Class
             ----                         -------                 ---------------------          ----------------
The Gornick Fund                P.O. Box 957                             28,900                        5.50%
                                Bloomfield Hills, Michigan
                                48303

Keith H. Gornick                P.O. Box 85                              13,972                        2.66%
                                Gaylord, Michigan 49734

Financial & Investment          417 St. Joseph St.                       43,300                        8.23%
Management Group, Ltd.          P.O. Box 40
                                Suttons Bay, MI 49682


         *Unless otherwise indicated, each person has sole investment and voting power with respect to such shares. The Gornick Fund is a nonprofit corporation. Mr. Gornick shares voting and investment power over the stock of the Corporation held by The Gornick Fund and in such capacity shares the power to vote, or to direct the voting of, such stock and the power to dispose, or to direct the disposition of, such stock. Financial & Investment Management Group, Ltd. reported in a Schedule 13G which was filed with the Securities and Exchange Commission on February 25, 2003 that it shares voting and investment power over 43,300 shares of the Corporation's stock. Financial & Investment Management Group., Ltd. further reported that it is a registered investment advisor managing individual client accounts, that all of such shares are held in accounts owned by its clients, and that it disclaims beneficial ownership.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation's directors, executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC no later than specified deadlines. During 2002, all of the required reports were filed by the specified deadlines. In making this disclosure, the

Corporation relied on the directors' and executive officers' written representations and a review of copies of the reports filed with the SEC.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

         In the ordinary course of the Bank's business, the Bank has had, and expects to have in the future, transactions with some of the Corporation's directors, principal officers and shareholders, their families and the companies with which they are associated (herein collectively called "Affiliates"). All such transactions, which included commitments to loan and loans by the Bank, were based on terms, including rates, collateral and repayment terms substantially the same as those prevailing at the time for comparable transactions with other persons, and in the opinion of the board and the management of the Corporation and the Bank, such transactions did not and do not involve more than the normal risk of collectibility or present other unfavorable features. All future transactions of the Bank or the Corporation with Affiliates, including loans, will be based on terms, including interest rates, collateral and repayment terms, substantially the same as those prevailing at the time for comparable transactions with other persons and will be approved by a majority of the Bank's or the Corporation's independent directors, as the case may be, who do not have an interest in the transaction and who had access, at the Corporation's expense, to the Corporation's or independent legal counsel. Any loan transaction currently in effect with any director or executive officer of the Bank is current as of this date.

                            COMPENSATION OF DIRECTORS

         Directors receive a director's fee of $500 per Board meeting attended and $175 for each Committee meeting attended. Additionally, the Bank will pay for health insurance coverage for each Director and his or her spouse (if applicable). If a Director chooses not to obtain coverage through the Bank he or she is reimbursed 100% of the premium for single person coverage. Currently, Ms. Puroll and Messrs. Nowicki, Higgins, Gornick and Freeman do not obtain coverage through the Bank and are reimbursed $267.63 per month. Messrs. Burns, Johnson and Kluck obtain coverage through the Bank for themselves and their spouses. Such coverage costs $606.52 per month.

         Directors who became members of the Board of Directors of the Bank before January 1, 2002 are entitled to participate in a deferred compensation plan where Directors who are members for at least ten years receive health insurance coverage for themselves and their spouses during their lifetimes upon reaching age sixty-five.

                             EXECUTIVE COMPENSATION

         The following table sets forth the executive compensation of the Corporation's named executive officer who received compensation of $100,000 or more for each of the last three years. No other forms of compensation, stock options or stock awards are provided to the named executive, except under the nonqualified deferred compensation plan, which is discussed below.

                           SUMMARY COMPENSATION TABLE


                                                               Annual Compensation
                                                               -------------------
  Name and Principal                                                                     Other Annual
       Position                Year             Salary*                 Bonus           Compensation**
  ------------------           ----             ------                  -----           --------------
John R. Kluck                  2002            $131,349                  -0-            $4,659
Director, President of the     2001            $125,679                $17,500          $2,650
Bank and Corporation           2000            $107,635                $15,000          $6,288

         *Includes deferred salary under the Corporation's 401(k) plan.

         **Consists of the value of and expenses related to use of a Corporation provided automobile.

         The Corporation has a nonqualified deferred compensation plan with Mr. Kluck, whereby Mr. Kluck or his designated beneficiary will receive approximately $50,000 per year for fifteen years in the event of retirement, disability, or death. To fund this obligation, the Corporation has purchased insurance on the life of Mr. Kluck with the Corporation as the owner and beneficiary of the policy.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has reappointed Plante & Moran, PLLC as independent accountants of the Corporation for the current year.

         Representatives from Plante & Moran, PLLC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to any appropriate questions from stockholders.

              AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND
                    IMPLEMENTATION FEES, AND ALL OTHER FEES

         Fees paid to Plante & Moran, PLLC for the last annual audit and for the review of the financial statements included in the three Form 10-QSB's filed in 2002 by the Corporation were $73,000. There were no financial information systems design and implementation fees paid to Plante & Moran, PLLC for the year ending December 31, 2002. All other fees paid to Plante & Moran, PLLC for such period totaled $128,500, including loan review services ($51,500), agreed upon procedures engagement for internal audit services ($30,000), consultation services relating to the Corporation's preferred securities offering ($16,500), consultation on miscellaneous matters ($16,000), and consultation on regulatory compliance ($14,500). The Board of Directors has considered whether the provision of the foregoing services is compatible with maintaining Plante & Moran, PLLC's independence.

                                  OTHER MATTERS

         The Corporation is not aware of any matter that may be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.


    Dated:        March 31, 2003

                               NORTH BANCORP, INC.

         The undersigned hereby appoints Keith H. Gornick and Douglas C. Johnson, or either of them, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of North Bancorp, Inc., to be held at Otsego Club and Resort, M-32 East, Gaylord, Michigan, on Tuesday, May 20, 2003 at 10:00 a.m., or at any adjournments thereof, and to vote all shares of common stock which the undersigned is entitled to vote, and act with all the powers the undersigned would possess if personally present at the meeting:

|X| PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

                                                   FOR ALL NOMINEES LISTED BELOW      WITHHOLD AUTHORITY TO VOTE
                                                 (EXCEPT AS MARKED TO THE CONTRARY)        FROM ALL NOMINEES

1. The election of the nominees listed below                   |_|                                |_|
as Directors of the Company  to hold office
until the 2006 annual meeting and until their
successors shall have been elected and qualified.



          NOMINEES:            Matthew H. Nowicki            Larry B. Higgins

A VOTE FOR ANY OF THE NOMINEES LISTED ABOVE MAY BE WITHHHELD BY LINING OUT THEIR NAME(S).

2. In their discretion, for or against such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

         If only one of the above-named proxies shall be present in person or by substitute at the meeting, or any adjournment thereof, then that one, either in person or by substitute, may exercise all of the powers hereby given.

         Any proxy or proxies heretofore given to vote such shares are hereby revoked.




                                        PLEASE DATE, SIGN EXACTLY AS NAME
       Shareholder information          APPEARS TO THE LEFT, AND MAIL PROMPTLY
                                        IN THE ENCLOSED ENVELOPE. WHEN SIGNING
                                        AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE
                                        AS SUCH. IF SHARES ARE HELD JOINTLY, ALL
                                        JOINT OWNERS ARE REQUESTED TO SIGN.

                                        DATED:  ______________________, 2003

                                        SIGNATURE:  ____________________________

                                        SIGNATURE:  ____________________________